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                                                                 EXHIBIT 23.1

                              ACCOUNTANT'S CONSENT

The Board of Directors
iSky, Inc.

We consent to the use of our reports included herein and the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP


McLean, Virginia
April 3, 2000